PHOENIX MULTI-SERIES TRUST
                 PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND

    Supplement dated March 20, 2003 to the Prospectus dated February 28, 2003

In the Average Annual Total Return Table on Page 5 of the current Prospectus, the Fund's Class C Shares Since Inception performance information as shown is incorrect and, in fact, understates the Fund's performance. The Fund's Class C Shares Since Inception performance is hereby corrected as 1.63%. All other performance information in the Average Annual Total Return Table for the Fund is correct.

        INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                               FUTURE REFERENCE.

PXP 1776 PMST (3/03)